Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
13.	Discontinued Operations

In 2012, the Company decided to exit its LCDP (“Liquid Crystal Display Product”) business which produced LCD modules. The operation of this LCDP business ceased in December 2012.

In 2013, after the final evaluation on the viability of its core business of LCM and FPC production, the Company decided to exit its FPC operation by the end of March 2013 as it has been generating losses since initial production, and production operation of LCMs for tablets by the end of June 2013 due to a lack of customer orders. These productions were located primarily in Wuxi.

Assets of $43,385 have been classified as assets held for sale (Note 6) and are expected to be sold within 2014.

Summarized financial information for our discontinued operations is as follows:

	2011	2012	2013

Net sales	93,193	493,997	47,086

(Loss) income before income tax	(14,767)	31,315	(37,259)
Income tax credit (expense)	1,664	(1,827)	(3,660)

(Loss) income from discontinued operations, net of income tax	(13,103)	29,488	(40,919)

Accounts receivable		54,003	—
Inventories		8,906	—
Prepaid expense and other receivables		8,813	2,364
Deferred tax assets		3,743	—
Property, plant and equipment, net		87,329	—
Land use rights		5,314	—
Other assets		424	—

Total assets		168,532	2,364

Notes payable		3,878	—
Accounts payable		46,169	—
Trust Receipt loans		3,558	—
Accrued expenses and other payables		8,304	234
Short term bank borrowings		4,824	—
Income tax payable		476	—

Total liabilities		67,209	234

Net assets of discontinued operations		101,323	2,130